UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund: Debt Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Debt Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/28/06

Date of reporting period: 03/01/05 - 08/31/05

Item 1 - Report to Stockholders

                           Debt Strategies Fund, Inc.

Semi-Annual Report
August 31, 2005

Debt Strategies Fund, Inc.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Portfolio Information as of August 31, 2005

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
Century Cable Holdings LLC* .............................................  2.4%
Charter Communications Operating LLC ....................................  2.1
United Rentals North America, Inc. ......................................  2.0
Commonwealth Brands, Inc.* ..............................................  1.8
XM Satellite Radio, Inc. ................................................  1.8
PolyOne Corp. ...........................................................  1.8
FelCor Lodging LP .......................................................  1.7
NewPage Corp.* ..........................................................  1.7
Intelsat Bermuda Ltd.* ..................................................  1.7
Sealy Mattress Co. ......................................................  1.6
--------------------------------------------------------------------------------
*     Includes combined holdings.

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Cable -- U.S. ........................................................... 17.5%
Chemicals ............................................................... 14.3
Telecommunications ......................................................  9.5
Paper ...................................................................  9.2
Information Technology ..................................................  7.0
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
BBB/Baa .................................................................  0.9%
BB/Ba ................................................................... 10.5
B/B ..................................................................... 59.4
CCC/Caa ................................................................. 14.3
CC/Ca ...................................................................  0.2
C/C .....................................................................  0.1
D .......................................................................  0.8
NR (Not Rated) .......................................................... 10.5
Other* ..................................................................  3.3
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks, warrants, other interests and short-term investments.


2       DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005

A Letter From the President

Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:

Total Returns as of August 31, 2005                                    6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +2.33%          +12.56%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            +5.75%          +23.10%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +1.98%          +23.58%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.85%          + 4.15%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.85%          + 5.31%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +1.35%          + 8.98%
-----------------------------------------------------------------------------------------------

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005                3

A Discussion With Your Fund's Portfolio Manager

      We continued our efforts to build a well-diversified portfolio and to protect the Fund's underlying value in the case of rising long-term interest rates.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended August 31, 2005, the Common Stock of Debt Strategies Fund, Inc. had net annualized yields of 9.29% and 9.42%, based on a period-end per share net asset value of $6.79 and a per share market price of $6.70, respectively, and $.318 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +0.93%, based on a change in per share net asset value from $7.06 to $6.79, and assuming reinvestment of all distributions. The Fund's total return for the period trailed the +2.11% return of its benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High Yield Index and the CSFB Leveraged Loan Index.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The high yield market was highly volatile during the six-month reporting period. General Motors Corp. (GM) announced higher-than-expected losses on March 16. This exacerbated concerns that both GM and Ford Motor Co. would be lowered to junk bond status and exerted significant downward pressure on the entire high yield market. Concurrent with this development, the 10-year Treasury rate shot up to 4.6% in the last week of March, adding yet more downward price pressure on the high yield market. The Merrill Lynch High Yield Index declined 2.72% in March and 1.04% in April. The market subsequently gained some perspective on the GM and Ford downgrades and staged a four-month rally totaling approximately 4.9% by August 31. This high yield upturn was complemented by a rally in the 10-year Treasury rate, which finished the period at 4.02%, 58 basis points (.58%) off its peak for the reporting period. The later part of this Treasury rally was fueled by an investor flight to quality in the aftermath of Hurricane Katrina.

Conditions in the leveraged loan market were much less unsettled than those in the high yield bond market. Three primary factors account for this. First, credit concerns have less of an impact on leveraged loans compared to high yield bonds due to the senior secured status of most leveraged bank loans. Second, leveraged bank loans are set off of the London InterBank Offered Rate (LIBOR), and are less affected by moves in long-term interest rates. Third, demand for bank loans has been greatly boosted by the influx of collateralized loan obligations (CLOs) into the market. For the eight months ended August 31, 2005, we saw $26.2 billion in CLO issuance. Generally speaking, bank loans lack call protection, and corporate treasurers have exploited this robust demand to refinance at increasingly tighter spreads to LIBOR.

Despite increasing leverage and greater high yield issuance at the lower end of the credit rating spectrum, default rates continued to decline, reaching their lowest levels since 1994 at .45% for leveraged loans and .91% for high yield bonds, as of June 30, 2005, according to CSFB. While strong market liquidity and gross domestic product growth projections in the 3% - 4% range have enabled companies to stretch their credit parameters, it must be noted that default rates are a lagging indicator. The average incubation period for a high yield credit default is roughly 36 months. Consequently, current rates are more reflective of the underwriting standards of 2002 - 2003 than those of today.

What factors most influenced Fund performance?

The Fund's underperformance of the benchmark reflects the portfolio's relatively aggressive credit stance. In general, credits rated B and CCC fared worse than those rated BB during the credit correction prompted by the GM downgrade. Price weakness was amplified by the Fund's leverage lines, which were actively used during the period. The Fund's maximum leverage amount is 33%; we maintained leverage in the 25% - 30% range during this reporting period.

Specific credits that detracted from performance during the past six months included Anchor Glass Container Corp., Pliant Corp. and GEO Specialty Chemicals, Inc. A common theme among these three investments is the meaningful impact that high energy prices are having on U.S. manufacturers.


4       DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005

In terms of Anchor Glass Container, we owned $9.625 million in bonds of this glass bottle manufacturer priced at 101 as of February 28, 2005. We purchased additional bonds on price weakness, leaving the Fund with an $11.9 million position priced at 67 at period-end. Anchor Glass' financial performance continued to weaken in the midst of high natural gas and soda ash prices, culminating in a Chapter 11 filing on August 8, 2005.

The Fund's $12.3 million bond position in Pliant, a flexible plastic manufacturing company, slid 25 points to 72 during the period. The company's difficulty in passing along rising raw material costs, namely oil-based resins, is a challenge facing the entire industry.

The price of our 339,340 share GEO equity position retreated from 15 per share to 8.25 per share following weaker-than-expected profit margins. It appears that the significantly higher raw material prices had not been fully reflected in sales prices. GEO manufactures functional chemicals for a variety of markets, including industrial water treatment, paints and coatings, construction and electronics. We received this equity following the company's emergence from Chapter 11 bankruptcy in November 2004.

Specific credits that made outsized contributions to performance during the six-month reporting period included High Voltage Engineering Corporation (HVE), Centerpoint Energy, Inc. and Loral Cyberstar, Inc. Our 501,000 shares of common equity in HVE rallied from 1.50 per share to 9.00 per share during the period. The price of this equity, which we received in 2004 via a Chapter 11 reorganization, had been under pressure as the company faced daunting liquidity issues arising from overextended working capital positions. Subsequently, the company's principal division, Robicon, was sold to Siemens AG at a surprisingly strong multiple. This propelled the stock upward. We liquidated this position in August.

The Fund's $7 million position in the convertible bonds of Centerpoint Energy rallied from 113 to 120 during the period, as improving fundamentals drove the common stock higher. Centerpoint is in the midst of a transition from an integrated utility to a pure transmission and distribution company. During the period, the stock also benefited from several favorable court rulings concerning disposition of stranded asset costs.

At February 28, 2005, the Fund held a $2.5 million position in the bonds of bankrupt satellite manufacturer Loral Cyberstar. The bonds were marked at 74. We purchased another $4 million during the period at an average price of 74.52. Since its emergence from Chapter 11, the company's operational prospects have improved markedly and its bonds appreciated to 90.0 by period-end. We believe the satellite market holds great promise.

What changes were made to the portfolio during the period?

We continued to increase the Fund's exposure to floating rate notes during the period, culminating in a portfolio composition of 60% fixed rate/40% floating rate at period-end. Our primary concern has been, and continues to be, the potential for a negative price impact on the Fund's net asset value if long-term interest rates rise. Long-term interest rates actually declined (with the 10-year Treasury yield falling from 4.38% at February 28, 2005 to 4.02% at August 31, 2005), and the Fund has paid the cost for our defensive shift in the form of foregone interest. This cost, however, has been reduced as the underlying LIBOR base for the floating rate investments has risen in lockstep with the federal funds interest rate increases. At August 31, 2005, three-month LIBOR was 3.87% versus 2.92% at February 28, 2005, and it should continue to rise with future Federal Reserve Board (the Fed) interest rate increases. Since June 2004, the Fed has increased the target short-term interest rate 11 consecutive times, from 1% to 3.75% as of September 20, 2005.

How would you characterize the Fund's position at the close of the period?

Going forward, we plan to maintain the portfolio's 60% fixed rate/40% floating rate composition, relying on floating rate notes as opposed to bank loans, where we have seen further spread compression. Our investment approach will continue to be credit-driven, with the aim of maintaining a well-diversified investment portfolio. We also intend to maintain our use of leverage within a target range of 25% - 30%.

Kevin J. Booth
Vice President and Portfolio Manager

September 20, 2005


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005                5

Schedule of Investments                                        (in U.S. dollars)

                 Face
               Amount      Corporate Bonds                                                     Value
======================================================================================================
Aerospace & Defense--3.0%
          $ 5,000,000      Alliant Techsystems, Inc., 3%
                              due 8/15/2024 (d)(k)                                      $    5,725,000
            7,500,000      L-3 Communications Corp.,
                              3% due 8/01/2035 (d)(k)                                        7,753,125
            8,120,000      Vought Aircraft Industries, Inc., 8% due 7/15/2011                7,998,200
                                                                                        --------------
                                                                                            21,476,325
======================================================================================================
Airlines--0.6%
            4,241,544      American Airlines, Inc. Series 2001-1, 7.379%
                              due 11/23/2017                                                 3,161,282
            5,875,000      Delta Air Lines, Inc., 2.875%
                              due 2/18/2024 (d)(k)(m)                                          962,031
                                                                                        --------------
                                                                                             4,123,313
======================================================================================================
Automotive--2.6%
              700,000      Advanced Accessory Systems LLC,
                              10.75% due 6/15/2011                                             612,500
            4,950,000      Cooper-Standard Automotive, Inc., 8.375%
                              due 12/15/2014                                                 4,504,500
            2,700,000      Delco Remy International, Inc.,
                              7.599% due 4/15/2009 (a)                                       2,673,000
            1,550,000      Dura Operating Corp. Series D, 9% due 5/01/2009                   1,240,000
            4,900,000      Exide Technologies, 10.50% due 3/15/2013 (d)                      3,773,000
            6,050,000      Metaldyne Corp., 11% due 6/15/2012                                4,658,500
              925,000      Tenneco Automotive Inc., Series B,
                              10.25% due 7/15/2013                                           1,049,875
                           Venture Holdings Co. LLC (i):
            4,450,000            12% due 6/01/2009                                                   0
            1,800,000            Series B, 9.50% due 7/01/2005                                   2,250
                                                                                        --------------
                                                                                            18,513,625
======================================================================================================
Broadcasting--5.0%
            3,950,000      Emmis Communications Corp.,
                              9.745% due 6/15/2012 (a)                                       3,999,375
            6,000,000      Granite Broadcasting Corp.,
                              9.75% due 12/01/2010                                           5,662,500
            3,870,000      Sinclair Broadcast Group, Inc. Class A, 4.875%
                              due 7/15/2018 (k)                                              3,526,538
            8,300,000      Sirius Satellite Radio, Inc.,
                              9.625% due 8/01/2013 (d)                                       8,154,750
           12,625,000      XM Satellite Radio, Inc.,
                              9.193% due 5/01/2009 (a)                                      12,767,031
            2,000,000      Young Broadcasting Inc., 10% due 3/01/2011                        1,925,000
                                                                                        --------------
                                                                                            36,035,194
======================================================================================================
Cable--International--0.1%
              750,000      NTL Cable Plc, 8.75% due 4/15/2014                                  791,250
======================================================================================================
Cable--U.S.--10.5%
            7,500,000      Adelphia Communications Corp.,
                              6% due 2/15/2006 (i)(k)                                          356,250
            2,000,000      Atlantic Broadband Finance LLC,
                              9.375% due 1/15/2014 (d)                                       1,940,000
            3,450,000      CSC Holdings, Inc., 7.25% due 7/15/2008                           3,488,812
            4,225,000      Cablevision Systems Corp. Series B,
                              7.88% due 4/01/2009 (a)                                        4,362,312
                           Charter Communications Holdings LLC:
            3,750,000            10% due 4/01/2009 (a)                                       3,210,937
            2,000,000            11.75% due 1/15/2010                                        1,700,000
            2,000,000            11.125% due 1/15/2011                                       1,535,000
            2,700,000            9.92% due 4/01/2011                                         2,025,000
            3,000,000            10% due 5/15/2011                                           2,242,500
            2,500,000      Insight Midwest, LP, 9.75% due 10/01/2009                         2,590,625
                           Intelsat Bermuda Ltd. (d):
            3,825,000            8.695% due 1/15/2012 (a)                                    3,891,938
            3,375,000            8.25% due 1/15/2013                                         3,434,063
            4,800,000            8.625% due 1/15/2015                                        4,980,000
            7,398,000      Loral Cyberstar, Inc., 10% due 7/15/2006 (i)                      6,912,765
            2,350,000      Mediacom Broadband LLC, 11% due 7/15/2013                         2,564,438
            3,875,000      Mediacom LLC, 9.50% due 1/15/2013                                 3,942,813
                           New Skies Satellites NV:
            3,500,000            8.539% due 11/01/2011 (a)                                   3,631,250
            3,700,000            9.125% due 11/01/2012                                       3,838,750
           10,000,000      Rainbow National Services LLC,
                              10.375% due 9/01/2014 (d)                                     11,400,000
           10,350,000      Zeus Special Subsidiary Ltd.,
                              9.25% due 2/01/2015 (c)(d)                                     6,986,250
                                                                                        --------------
                                                                                            75,033,703
======================================================================================================
Chemicals--10.6%
            3,550,000      ArCo Chemical Co., 9.80% due 2/01/2020                            4,011,500
            2,320,000      BCP Caylux Holdings Luxembourg SCA,
                              9.625% due 6/15/2014                                           2,630,300
            4,000,000      Compass Minerals International, Inc. Series B,
                              12% due 6/01/2013 (c)                                          3,420,000
            9,783,000      GEO Specialty Chemicals, Inc.,
                              12.016% due 12/31/2009 (k)                                    10,272,150
                           Huntsman International, LLC:
            1,900,000            9.875% due 3/01/2009                                        2,023,500
            1,199,000            10.125% due 7/01/2009                                       1,234,970
            3,150,000      ISP Holdings, Inc. Series B,
                              10.625% due 12/15/2009                                         3,339,000
            1,500,000      Innophos, Inc., 8.875% due 8/15/2014 (d)                          1,543,125
            6,000,000      Invista B.V., 9.25% due 5/01/2012 (d)                             6,600,000
            2,400,000      Millennium America, Inc.,
                              7.625% due 11/15/2026                                          2,256,000
           10,000,000      Omnova Solutions, Inc., 11.25% due 6/01/2010                     10,650,000
            7,575,917      PCI Chemicals Canada, Inc., 10% due 12/31/2008                    8,068,352
           11,700,000      PolyOne Corp., 10.625% due 5/15/2010                             12,562,875
                           Rockwood Specialties Group, Inc.:
            3,700,000            10.625% due 5/15/2011                                       4,070,000
              450,000            7.50% due 11/15/2014 (d)                                      459,000
            1,656,000      Terra Capital, Inc., 11.50% due 6/01/2010                         1,896,120
              691,000      United Agri Products, Inc., 8.25% due 12/15/2011                    732,460
                                                                                        --------------
                                                                                            75,769,352
======================================================================================================
Consumer--Durables--2.4%
           10,750,000      Sealy Mattress Co., 8.25% due 6/15/2014                          11,475,625
           10,000,000      Simmons Co., 10.207% due 12/15/2014 (c)(d)                        5,750,000
                                                                                        --------------
                                                                                            17,225,625
======================================================================================================
Consumer--Non-Durables--3.2%
            2,000,000      Ames True Temper, Inc., 7.599% due 1/15/2012 (a)                  1,950,000
            3,400,000      Chattem, Inc., 6.87% due 3/01/2010 (a)                            3,425,500
            2,000,000      General Binding Corp., 9.375% due 6/01/2008                       2,035,000
            3,000,000      Hines Nurseries, Inc., 10.25% due 10/01/2011                      3,082,500
            4,000,000      North Atlantic Holding Co., Inc., 12.25%
                              due 3/01/2014 (c)                                              1,060,000
           10,500,000      Playtex Products, Inc., 9.375% due 6/01/2011                     11,130,000
                                                                                        --------------
                                                                                            22,683,000
======================================================================================================


6       DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                 Face
               Amount      Corporate Bonds                                                     Value
======================================================================================================
Diversified Media--3.5%
          $ 2,000,000      Cadmus Communications Corp.,
                              8.375% due 6/15/2014                                      $    2,077,500
                           Houghton Mifflin Co.:
              775,000            9.875% due 2/01/2013                                          837,000
            3,000,000            11.415% due 10/15/2013 (c)                                  2,336,250
            7,500,000      Liberty Media Corp., 0.75% due 3/30/2023 (k)                      8,278,125
            1,800,000      Loews Cineplex Entertainment Corp.,
                              8.875% due 8/01/2008 (i)  0
            2,675,000      Muzak Holdings, LLC, 13% due 3/15/2010                              835,938
            3,875,000      NBC Acquisition Corp., 11% due 3/15/2013 (c)                      2,857,813
            1,700,000      Nebraska Book Co., Inc., 8.625% due 3/15/2012                     1,636,250
                           Universal City Florida Holding Co. I:
              375,000            8.375% due 5/01/2010                                          394,688
            5,300,000            8.443% due 5/01/2010 (a)                                    5,551,750
                                                                                        --------------
                                                                                            24,805,314
======================================================================================================
Energy--Other--3.7%
            6,150,000      Aventine Renewable Energy Holdings, Inc.,
                              9.87% due 12/15/2011 (a)(d)                                    6,180,750
                           Dresser, Inc.:
            1,000,000            9.375% due 4/15/2011                                        1,055,000
            2,325,000      Dresser-Rand Group, Inc.,
                              7.375% due 11/01/2014 (d)                                      2,406,375
                           Giant Industries, Inc.:
            6,480,000            11% due 5/15/2012                                           7,322,400
            3,525,000            8% due 5/15/2014                                            3,701,250
            6,250,000      Star Gas Partners LP, 10.25% due 2/15/2013                        5,562,500
                                                                                        --------------
                                                                                            26,228,275
======================================================================================================
Financial--2.3%
            5,777,222      Archimedes Funding III Ltd.,
                              5.50% due 11/29/2011 (a)(d)                                    4,477,347
            1,500,000      Investcorp SA, 7.54% due 10/21/2008                               1,520,182
            2,000,000      Pennant CBO Ltd., 13.43% due 3/14/2011                            1,540,000
            7,625,000      Refco Finance Holdings LLC, 9% due 8/01/2012                      8,311,250
                           SKM-LibertyView CBO Ltd. Series 1A (f)(i):
            1,500,000            Class C1, 8.71% due 4/10/2011                                 525,000
            1,000,000            Class D, 11.91% due 4/10/2011                                  15,000
                                                                                        --------------
                                                                                            16,388,779
======================================================================================================
Food & Drug--0.3%
            2,750,000      Duane Reade, Inc., 9.75% due 8/01/2011                            2,172,500
======================================================================================================
Food & Tobacco--3.0%
              949,670      Archibald Candy Corp., 10% due 11/01/2007 (i)                       284,207
                           Commonwealth Brands, Inc. (d):
            4,550,000            9.75% due 4/15/2008                                         4,800,250
            8,000,000            10.625% due 9/01/2008                                       8,440,000
            1,175,000      Doane Pet Care Co., 10.75% due 3/01/2010                          1,283,687
            1,362,000      Dole Food Co., Inc., 8.875% due 3/15/2011                         1,450,530
            2,875,000      Gold Kist Inc., 10.25% due 3/15/2014                              3,270,313
           28,918,000      New World Pasta Co., 9.25% due 2/15/2009 (i)                      2,024,260
                                                                                        --------------
                                                                                            21,553,247
======================================================================================================
Gaming--1.4%
            4,000,000      Inn of the Mountain Gods Resort & Casino,
                              12% due 11/15/2010                                             4,590,000
            2,000,000      Jacobs Entertainment, Inc.,
                              11.875% due 2/01/2009                                          2,145,000
            1,825,000      Majestic Star Casino LLC, 9.50% due 10/15/2010                    1,838,688
            1,725,000      Penn National Gaming, Inc., 6.75% due 3/01/2015                   1,707,750
                                                                                        --------------
                                                                                            10,281,438
======================================================================================================
Health Care--5.7%
            6,000,000      CDRV Investors, Inc., 9.75% due 1/01/2015 (c)                     3,480,000
            5,000,000      Cinacalcet Royalty Corp., 8% due 3/30/2017                        5,200,000
                           Elan Finance Plc (d):
            3,525,000            7.75% due 11/15/2011                                        3,102,000
            4,825,000            7.79% due 11/15/2011 (a)                                    4,270,125
                           HealthSouth Corp.:
            2,500,000            8.50% due 2/01/2008                                         2,512,500
            2,500,000            10.75% due 10/01/2008                                       2,587,500
            3,000,000            7.625% due 6/01/2012                                        2,917,500
            5,000,000      Risperdal Consta Pharma, 7% due 1/01/2018                         4,350,000
            6,000,000      Tenet Healthcare Corp., 7.375% due 2/01/2013                      5,850,000
            1,400,000      VWR International, Inc., 8% due 4/15/2014                         1,389,500
                           Vanguard Health Holding Co., LLC:
            4,100,000            I, 11.25% due 10/01/2015                                    3,044,250
            2,325,000            II, 9% due 10/01/2014                                       2,528,438
                                                                                        --------------
                                                                                            41,231,813
======================================================================================================
Housing--2.8%
                           Compression Polymers Corp. (d):
            2,000,000            10.46% due 7/01/2012 (a)                                    2,005,000
            1,300,000            10.50% due 7/01/2013                                        1,313,000
              421,312      Formica Holdings Corp., 8.76% due 6/10/2011                         400,246
                           Goodman Global Holding Co., Inc. (d):
            3,190,000            6.41% due 6/15/2012 (a)                                     3,174,050
            8,200,000            7.875% due 12/15/2012                                       7,749,000
            2,500,000      Nortek, Inc., 8.50% due 9/01/2014                                 2,431,250
            2,250,000      Stanley-Martin Communities,
                              9.75% due 8/15/2015 (d)                                        2,272,500
            1,000,000      US Concrete, Inc., 8.375% due 4/01/2014                           1,000,000
                                                                                        --------------
                                                                                            20,345,046
======================================================================================================
Information Technology--6.1%
                           Amkor Technology, Inc.:
            6,950,000            9.25% due 2/15/2008                                         6,533,000
            1,000,000            10.50% due 5/01/2009                                          915,000
            5,000,000      Cypress Semiconductor Corp.,
                              1.25% due 6/15/2008 (k)                                        5,962,500
            4,725,000      Freescale Semiconductor, Inc.,
                              6.349% due 7/15/2009 (a)                                       4,878,562
                           MagnaChip Semiconductor SA:
            1,375,000            7.12% due 12/15/2011 (a)                                    1,381,875
            1,050,000            8% due 12/15/2014                                             987,000
                           Sungard Data Systems, Inc. (d):
            3,825,000            8.525% due 8/15/2013 (a)                                    3,958,875
            7,075,000            9.125% due 8/15/2013                                        7,428,750
            4,100,000            10.25% due 8/15/2015                                        4,284,500
            2,925,000      Telcordia Technologies Inc.,
                              10% due 3/15/2013 (d)                                          2,778,750
            5,075,000      Viasystems, Inc., 10.50% due 1/15/2011                            4,998,875
                                                                                        --------------
                                                                                            44,107,687
======================================================================================================
Leisure--2.0%
           12,000,000      FelCor Lodging LP, 7.78% due 6/01/2011 (a)                       12,510,000
            2,000,000      True Temper Sports, Inc., 8.375% due 9/15/2011                    1,940,000
                                                                                        --------------
                                                                                            14,450,000
======================================================================================================


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005                7

Schedule of Investments (continued)                            (in U.S. dollars)

                 Face
               Amount      Corporate Bonds                                                     Value
======================================================================================================
Manufacturing--4.5%
          $   575,000      Aearo Co., 8.25% due 4/15/2012                               $      579,312
            4,000,000      CPI Holdco, Inc., 9.672% due 2/01/2015 (a)                        3,966,568
            4,525,000      EaglePicher Inc., 9.75% due 9/01/2013 (i)                         3,393,750
            5,875,000      Invensys Plc, 9.875% due 3/15/2011 (d)                            5,904,375
            4,899,000      Medis Technologies Ltd.,
                              6% due 7/15/2010 (d)(k)                                        4,947,990
            8,300,000      Mueller Group, Inc., 10% due 5/01/2012                            8,891,375
              600,000      NMHG Holding Co., 10% due 5/15/2009                                 642,000
            4,000,000      Propex Fabrics, Inc., 10% due 12/01/2012                          3,860,000
                                                                                        --------------
                                                                                            32,185,370
======================================================================================================
Metal--Other--1.0%
            1,100,000      Aleris International, Inc., 9% due 11/15/2014                     1,160,500
            5,500,000      James River Coal Co., 9.375% due 6/01/2012                        5,816,250
                                                                                        --------------
                                                                                             6,976,750
======================================================================================================
Packaging--4.9%
           11,905,000      Anchor Glass Container Corp.,
                              11% due 2/15/2013 (i)                                          7,976,350
            3,800,000      Consolidated Container Co. LLC,
                              10.75% due 6/15/2009 (c)                                       3,154,000
            4,400,000      Crown European Holdings SA,
                              9.50% due 3/01/2011                                            4,851,000
            1,100,000      Graham Packing Co., Inc.,
                              9.875% due 10/15/2014                                          1,138,500
           12,300,000      Pliant Corp., 13% due 6/01/2010                                   8,856,000
                           Tekni-Plex, Inc.:
            2,000,000            12.75% due 6/15/2010                                        1,420,000
            1,000,000            10.875% due 8/15/2012 (d)                                   1,087,500
            1,250,000            8.75% due 11/15/2013 (d)                                    1,093,750
            6,575,000      Wise Metals Group LLC, 10.25% due 5/15/2012                       5,407,938
                                                                                        --------------
                                                                                            34,985,038
======================================================================================================
Paper--9.1%
            6,500,000      Abitibi-Consolidated, Inc.,
                              7.37% due 6/15/2011 (a)                                        6,500,000
            6,025,000      Ainsworth Lumber Co. Ltd.,
                              7.24% due 10/01/2010 (a)                                       5,964,750
                           Boise Cascade LLC:
            2,150,000            6.474% due 10/15/2012 (a)                                   2,166,125
              900,000            7.125% due 10/15/2014                                         875,250
            7,600,000      Bowater, Inc., 6.87% due 3/15/2010 (a)                            7,676,000
            3,775,000      Domtar, Inc., 7.125% due 8/15/2015                                3,763,618
            4,250,000      Georgia-Pacific Corp., 9.375% due 2/01/2013                       4,749,375
            2,000,000      Graphic Packaging International Corp.,
                              9.50% due 8/15/2013                                            2,050,000
                           JSG Funding Plc:
            2,000,000            9.625% due 10/01/2012                                       2,045,000
            6,125,000            7.75% due 4/01/2015                                         5,390,000
                           NewPage Corp. (d):
            8,000,000            9.943% due 5/01/2012 (a)                                    7,960,000
            4,725,000            12% due 5/01/2013                                           4,488,750
            1,600,000      Smurfit-Stone Container Enterprises, Inc.,
                              8.375% due 7/01/2012                                           1,592,000
            3,450,000      Tembec Industries, Inc., 8.625% due 6/30/2009                     2,777,250
            7,281,000      Western Forest Products, Inc.,
                              15% due 7/28/2009 (b)(d)                                       7,106,097
                                                                                        --------------
                                                                                            65,104,215
======================================================================================================
Service--5.0%
                           Allied Waste North America, Inc.:
            1,440,000            7.875% due 4/15/2013                                        1,483,200
            6,250,000            Series B, 7.375% due 4/15/2014                              5,875,000
            2,000,000      Buhrmann US, Inc., 7.875% due 3/01/2015 (d)                       2,025,000
            1,750,000      Cardtronics, Inc., 9.25% due 8/15/2013 (d)                        1,780,625
            7,500,000      HydroChem Industrial Services, Inc.,
                              9.25% due 2/15/2013 (d)                                        7,350,000
            3,000,000      Neff Rental LLC, 11.25% due 6/15/2012 (d)                         3,195,000
           14,825,000      United Rentals North America, Inc.,
                              7.75% due 11/15/2013                                          14,491,438
                                                                                        --------------
                                                                                            36,200,263
======================================================================================================
Telecommunications--9.4%
            5,000,000      ADC Telecommunications, Inc.,
                              3.996% due 6/15/2013 (a)(k)                                    5,006,250
            3,265,000      Alaska Communications Systems Holdings, Inc.,
                              9.875% due 8/15/2011                                           3,575,175
            7,500,000      Cincinnati Bell, Inc., 8.375% due 1/15/2014                       7,575,000
            6,000,000      LCI International, Inc., 7.25% due 6/15/2007                      5,910,000
                           Qwest Capital Funding, Inc.:
            2,000,000            6.375% due 7/15/2008                                        1,960,000
            8,200,000            6.875% due 7/15/2028                                        6,806,000
            7,900,000      Qwest Communications International, Inc.,
                              7.29% due 2/15/2009 (a)                                        7,860,500
            2,675,000      Qwest Corp., 7.12% due 6/15/2013 (a)(d)                           2,802,063
                           Terremark Worldwide Inc. (k):
            4,475,000            9% due 6/15/2009                                            3,759,000
            6,000,000            9% due 6/15/2009 (d)                                        5,040,000
                           Time Warner Telecom Holdings, Inc.:
            7,000,000            7.79% due 2/15/2011 (a)                                     7,175,000
            6,000,000            9.25% due 2/15/2014                                         6,090,000
            4,000,000      Time Warner Telecom, Inc., 9.75% due 7/15/2008                    4,060,000
                                                                                        --------------
                                                                                            67,618,988
======================================================================================================
Transportation--0.9%
            3,000,000      Progress Rail Services Corp.,
                              7.75% due 4/01/2012 (d)                                        3,048,750
            3,500,000      Titan Petrochemicals Group Ltd.,
                              8.50% due 3/18/2012 (d)                                        3,342,500
                                                                                        --------------
                                                                                             6,391,250
======================================================================================================
Utility--2.4%
            7,000,000      Centerpoint Energy, Inc. Series B,
                              3.75% due 5/15/2023 (k)                                        8,942,500
            6,000,000      Sierra Pacific Resources, 8.625% due 3/15/2014                    6,630,000
            1,425,000      Williams Cos., Inc., 8.625% due 6/01/2010                         1,540,781
                                                                                        --------------
                                                                                            17,113,281
======================================================================================================
Wireless Communications--3.5%
            5,500,000      Alamosa Delaware, Inc., 8.50% due 1/31/2012                       5,967,500
              267,000      American Tower Corp., 9.375% due 2/01/2009                          280,016
                           Dobson Cellular Systems:
            1,750,000            8.375% due 11/01/2011                                       1,855,000
            4,675,000            8.443% due 11/01/2011 (a)                                   4,862,000
              950,000      Horizon PCS, Inc., 11.375% due 7/15/2012                          1,102,000
            2,500,000      iPCS Escrow Co., 11.50% due 5/01/2012                             2,887,500
            1,600,000      Rural Cellular Corp., 8.37% due 3/15/2010 (a)                     1,656,000
            6,600,000      US Unwired, Inc., 7.66% due 6/15/2010 (a)                         6,864,000
                                                                                        --------------
                                                                                            25,474,016
------------------------------------------------------------------------------------------------------
                           Total Corporate Bonds
                           (Cost--$800,350,166)--109.5%                                    785,264,657
======================================================================================================


8       DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                 Face
               Amount      Floating Rate Loan Interests*                                       Value
======================================================================================================
Automotive--1.9%
          $ 6,000,000      Delphi Automotive Systems Corp. Term Loan,
                              10.30% due 6/14/2011                                      $    6,165,534
            4,501,182      Intermet Corp. Term Loan B, 8.25% due 3/31/2009                   4,478,676
                           Tenneco Automotive, Inc.:
            2,185,236            Term Loan B, 6.08% due 12/12/2010                           2,223,478
              959,936            Tranche B-1 Credit Linked Deposit,
                                   5.76% due 12/12/2010                                        976,734
                                                                                        --------------
                                                                                            13,844,422
======================================================================================================
Cable--U.S.--6.7%
                           Century Cable Holdings LLC:
            7,000,000            Discretionary Term Loan,
                                   9.50% due 12/31/2009                                      6,957,125
           10,000,000            Term Loan B, 8.50% due 6/30/2009                            9,943,750
           14,831,561      Charter Communications Operating LLC Tranche
                              B Term Loan, 6.83% - 6.93% due 4/07/2011                      14,898,436
            7,880,000      Insight Midwest Holdings LLC Term Loan C,
                              5.625% due 12/31/2009                                          7,996,727
              993,739      New Skies Satellites, BV Term Loan,
                              5.688% - 5.875% due 5/04/2011                                  1,007,846
                           Olympus Cable Holdings LLC:
            6,000,000            Term Loan B, 8.50% due 9/30/2010                            5,967,324
            1,500,000            Tranche 2 Term Loan A,
                                   8.50% due 6/30/2010                                       1,487,946
                                                                                        --------------
                                                                                            48,259,154
======================================================================================================
Chemicals--3.0%
            3,100,000      Huntsman International LLC Term Loan B,
                              5.323% due 8/16/2012                                           3,145,533
                           Invista B.V. New Tranche:
            3,532,632            B-1 Term Loan, 5.75% due 4/29/2011                          3,592,246
            1,532,691            B-2 Term Loan, 5.75% due 4/29/2011                          1,558,555
            1,516,457      Pinnacle Polymers Term Loan,
                              6.109% due 12/15/2006                                          1,537,853
            3,184,000      Rockwood Specialties Group, Inc., Tranche B
                              Term Loan, 5.93% due 12/10/2012                                3,243,038
            8,000,000      Wellman, Inc. Second Lien Term Loan,
                              10.46% - 10.71% due 2/10/2010                                  8,120,000
                                                                                        --------------
                                                                                            21,197,225
======================================================================================================
Consumer--Durables--0.7%
            5,000,000      Simmons Co. Term Loan, 7% due 6/19/2012                           5,077,085
======================================================================================================
Consumer--Non-Durables--1.4%
            9,825,000      Levi Strauss & Co. Tranche A Term Loan,
                              10.434% - 10.635% due 9/29/2009                               10,291,688
======================================================================================================
Energy--Exploration & Production--0.5%
                           Quest Cherokee LLC:
              222,222            Line of Credit, 8.325% due 12/31/2008                         222,222
            1,500,000            Revolving Credit, 8.25% due 7/22/2009                       1,451,250
            1,764,444            Term Loan B, 8.61% - 10.25% due 7/22/2010                   1,764,444
                                                                                        --------------
                                                                                             3,437,916
======================================================================================================
Energy--Other--0.8%
                           Dresser, Inc.:
            1,148,861            Term Loan C, 5.99% due 4/10/2009                            1,161,307
            2,500,000            Term Loan Unsecured, 6.91% due 3/01/2010                    2,543,750
            2,000,000      EPCO Holdings, Inc. Term Loan B,
                              5.84% due 8/18/2010                                            2,035,312
                                                                                        --------------
                                                                                             5,740,369
======================================================================================================
Food & Tobacco--0.5%
            3,693,700      Dr. Pepper/Seven Up Bottling Group, Inc. Term
                              Loan B, 5.339% - 5.609% due 12/19/2010                         3,751,876
======================================================================================================
Gaming--0.6%
            4,122,245      Buffington Harbor Parking Associates LLC Term
                              Loan B, 10.375% due 7/01/2011                                  4,122,245
======================================================================================================
Health Care--1.1%
            4,500,000      HealthSouth Corp. Term Loan,
                              10.375% due 1/16/2011                                          4,668,750
            3,399,153      Medpointe Healthcare Inc. Tranche B Term Loan,
                              8.89% - 8.99% due 9/30/2008                                    3,441,642
                                                                                        --------------
                                                                                             8,110,392
======================================================================================================
Housing--3.2%
            4,627,970      General Growth Properties, Inc. Term Loan B,
                              5.67% due 11/12/2008                                           4,687,939
            4,980,066      Headwaters, Inc. First Lien Term Loan,
                              5.87% - 7.75% due 4/30/2011                                    5,050,618
            2,939,910      LNR Property Corp. Tranche B Term Loan,
                              6.53% - 6.71% due 2/03/2008                                    2,972,196
           10,000,000      Stile U.S. Acquisition Corp. Bridge Loan,
                              9.384% due 4/06/2015                                          10,000,000
                                                                                        --------------
                                                                                            22,710,753
======================================================================================================
Information Technology--0.9%
            3,097,500      Fidelity National Information Solutions, Inc. Term
                              Loan B, 5.321% due 3/09/2013                                   3,105,244
            3,366,563      Telcordia Technologies Inc. Term Loan,
                              6.51 - 6.61% due 9/15/2012                                     3,366,563
                                                                                        --------------
                                                                                             6,471,807
======================================================================================================
Manufacturing--0.7%
            5,000,000      Invensys International Holdings Ltd. Second Lien
                              Term Loan, 8.529% due 12/04/2009                               5,125,000
======================================================================================================
Metal--Other--1.0%
                           Euramax International Plc:
            3,000,000            First Lien Term Loan, 6.125% due 6/29/2012                  3,023,124
            4,000,000            Second Lien Term Loan,
                                   10.55% due 6/29/2013                                      4,060,000
                                                                                        --------------
                                                                                             7,083,124
======================================================================================================
Packaging--1.3%
            2,350,057      Anchor Glass Container Corp. Second Lien
                              Revolving Credit, 10.57% due 9/26/2005                         2,355,932
            6,774,814      Owens-Illinois Group, Inc. French Tranche C-1,
                              5.45% due 4/01/2008                                            6,846,797
                                                                                        --------------
                                                                                             9,202,729
======================================================================================================
Service--0.6%
            3,950,000      Waste Services, Inc. Tranche B Term Loan,
                              7.87% - 8.53% due 3/31/2011                                    4,019,125
======================================================================================================
Steel--0.0%
                           Acme Metals, Inc. Term Loan (i):
            7,000,072            11.75% due 12/01/2005                                               0
              711,758            12% due 12/01/2005                                                  0
                                                                                        --------------
                                                                                                     0
======================================================================================================


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005                9

Schedule of Investments (continued)                            (in U.S. dollars)

                 Face
               Amount      Floating Rate Loan Interests*                                       Value
======================================================================================================
Utility--2.2%
          $ 7,840,000      Calpine Corp. Second Lien Term Loan,
                              9.349% due 7/15/2007                                      $    6,417,040
            5,000,000      Covanta Energy Corp. Second Lien Term Loan,
                              8.96% - 9.141% due 6/24/2013                                   5,037,500
                           El Paso Corp.:
            1,500,000            Deposit Account, 2.77% due 11/23/2009                       1,520,105
            2,470,000            Term Loan, 6.438% due 11/23/2009                            2,509,794
                                                                                        --------------
                                                                                            15,484,439
======================================================================================================
Wireless Communications--0.8%
            5,910,000      Centennial Cellular Operating Co. Term Loan,
                              5.63% - 6.11% due 2/09/2011                                    6,011,315
------------------------------------------------------------------------------------------------------
                           Total Floating Rate Loan Interests
                           (Cost--$201,782,631)--27.9%                                     199,940,664
======================================================================================================

               Shares
                 Held      Common Stocks
======================================================================================================
Chemicals--0.7%
              339,340      GEO Specialty Chemicals, Inc. (j)                                 2,884,390
               82,516      Pioneer Cos., Inc. (j)                                            1,825,254
                                                                                        --------------
                                                                                             4,709,644
======================================================================================================
Energy--Other--0.8%
              239,975      Trico Marine Services, Inc. (j)                                   5,449,832
======================================================================================================
Financial--0.4%
               35,000      Preferred Term Securities VI (d)(j)                               2,686,250
======================================================================================================
Food & Tobacco--0.5%
            1,428,423      Viskase Cos., Inc.                                                3,428,215
======================================================================================================
Leisure--0.0%
               27,787      Lodgian, Inc. (j)                                                   290,930
======================================================================================================
Manufacturing--0.2%
              724,291      ACP Holding Co. (d)(j)                                            1,448,582
======================================================================================================
Paper--0.1%
              211,149      Western Forest Products, Inc. (j)                                   462,072
======================================================================================================
Service--0.5%
               90,876      Outsourcing Solutions Inc. (j)                                    3,816,782
======================================================================================================
Steel--0.0%
               41,149      Acme Package Corp. Senior Holdings (j)(l)                           113,160
======================================================================================================
Telecommunications--0.1%
               59,534      IDT Corp. Class B (j)                                               787,635
------------------------------------------------------------------------------------------------------
                           Total Common Stocks
                           (Cost--$17,333,780)--3.3%                                        23,193,102
======================================================================================================

                           Preferred Stocks
======================================================================================================
Automotive--0.6%
              200,000      General Motors Corp. Series C, 6.25% (d)(k)                       4,284,000
======================================================================================================
Broadcasting--0.0%
                    2      Paxson Communications Corp., 9.75% (b)(d)(k)                          6,720
======================================================================================================

               Shares
                 Held      Preferred Stocks                                                    Value
======================================================================================================
Cable--U.S.--0.0%
                5,000      Adelphia Communications Corp.,
                              Series B, 13%                                                      1,000
------------------------------------------------------------------------------------------------------
                           Total Preferred Stocks
                           (Cost--$5,357,155)--0.6%                                          4,291,720
======================================================================================================

                           Warrants (g)
======================================================================================================
Broadcasting--0.0%
               15,000      Sirius Satellite Radio, Inc. (expires 5/15/2009)                      7,500
======================================================================================================
Health Care--0.0%
              126,761      HealthSouth Corp. (expires 1/16/2014)                               316,903
======================================================================================================
Manufacturing--0.2%
              652,739      ACP Holding Co. (expires 9/30/2013)                               1,305,478
======================================================================================================
Paper--0.0%
                   18      Cellu Tissue Holdings, Inc.
                              Series A (expires 9/28/2011)                                     174,044
                7,000      MDP Acquisitions Plc (expires 10/01/2013)                            35,000
                                                                                        --------------
                                                                                               209,044
======================================================================================================
Wireless Communications--0.1%
                1,325      American Tower Corp. (expires 8/01/2008)                            446,736
------------------------------------------------------------------------------------------------------
                           Total Warrants
                           (Cost--$870,754)--0.3%                                            2,285,661
======================================================================================================

           Beneficial
             Interest      Other Interests (e)
======================================================================================================
Airlines--0.2%
          $ 2,641,443      US Airways Group, Inc. (Certificate of
                              Beneficial Interest)                                           1,109,406
======================================================================================================
Automotive--0.0%
            3,614,601      Cambridge Industries, Inc. (Litigation
                              Trust Certificates) (j)                                           36,146
======================================================================================================
Cable--U.S.--0.3%
            9,500,000      Pegasus Satellite Communications, Inc.
                              (Litigation Trust Certificates) (j)                            2,458,125
------------------------------------------------------------------------------------------------------
                           Total Other Interests
                           (Cost--$3,530,676)--0.5%                                          3,603,677
======================================================================================================

                           Short-Term Securities
======================================================================================================
          $   332,089      Merrill Lynch Liquidity Series, LLC Cash Sweep
                              Series I (h)                                                     332,089
------------------------------------------------------------------------------------------------------
                           Total Short-Term Securities
                           (Cost--$332,089)--0.0%                                              332,089
======================================================================================================
Total Investments (Cost--$1,029,557,251**)--142.1%                                       1,018,911,570

Liabilities in Excess of Other Assets--(42.1%)                                            (301,642,467)
                                                                                        --------------
Net Assets--100.0%                                                                      $  717,269,103
                                                                                        ==============


10      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005

Schedule of Investments (concluded)                            (in U.S. dollars)

* Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.
** The cost and unrealized appreciation (depreciation) of investments as of August 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................  $1,029,317,429
                                                                 ==============
      Gross unrealized appreciation ...........................  $   51,330,406
      Gross unrealized depreciation ...........................     (61,736,265)
                                                                 --------------
      Net unrealized depreciation .............................  $  (10,405,859)
                                                                 ==============

(a)   Floating rate note.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.
(f) Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                          $128,407            $17,274
      --------------------------------------------------------------------------

(i) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(j)   Non-income producing security.
(k)   Convertible security.
(l) Restricted securities as to resale, representing 0.02% of net assets, were as follows:

      --------------------------------------------------------------------------
                                     Acquisition
      Issue                              Date              Cost          Value
      --------------------------------------------------------------------------
      Acme Package Corp.
        Senior Holdings               11/25/2002            --          $113,160
      --------------------------------------------------------------------------

(m)   Issuer filed for bankruptcy.

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005               11

Statement of Assets, Liabilities and Capital

As of August 31, 2005
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$1,029,225,162) ........................................                       $ 1,018,579,481
                       Investments in affiliated securities, at value (identified
                        cost--$332,089) ..............................................                               332,089
                       Cash ..........................................................                                19,111
                       Receivables:
                          Interest (including $3,030 from affiliates) ................    $    16,768,458
                          Commitment fees ............................................              1,028         16,769,486
                                                                                          ---------------
                       Prepaid expenses and other assets .............................                                83,126
                                                                                                             ---------------
                       Total assets ..................................................                         1,035,783,293
                                                                                                             ---------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Loans .........................................................                           317,100,000
                       Unfunded loan commitment ......................................                                32,500
                       Payables:
                          Investment adviser .........................................            402,171
                          Dividends to shareholders ..................................            322,856
                          Interest on loans ..........................................            228,947
                          Other affiliates ...........................................              6,257
                          Securities purchased .......................................              6,066            966,297
                                                                                          ---------------
                       Accrued expenses and other liabilities ........................                               415,393
                                                                                                             ---------------
                       Total liabilities .............................................                           318,514,190
                                                                                                             ---------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Net assets ....................................................                       $   717,269,103
                                                                                                             ===============
============================================================================================================================
Capital
----------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 200,000,000 shares authorized....                       $    10,557,036
                       Paid-in capital in excess of par ..............................                         1,063,890,539
                       Undistributed investment income--net ..........................    $     5,999,314
                       Accumulated realized capital losses--net ......................       (352,509,404)
                       Unrealized depreciation--net ..................................        (10,668,382)
                                                                                          ---------------
                       Total accumulated losses--net .................................                          (357,178,472)
                                                                                                             ---------------
                       Total capital--Equivalent to $6.79 per share based on
                        105,570,363 shares of Capital Stock outstanding
                        (market price--$6.70) ........................................                       $   717,269,103
                                                                                                             ===============

      See Notes to Financial Statements.


12      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005

Statement of Operations

For the Six Months Ended August 31, 2005
============================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------
                       Interest (including $17,274 from affiliates) ..................                       $    41,997,030
                       Dividends .....................................................                               600,671
                       Facility and other fees .......................................                               595,842
                                                                                                             ---------------
                       Total income ..................................................                            43,193,543
                                                                                                             ---------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Loan interest expense .........................................    $     5,041,550
                       Investment advisory fees ......................................          3,058,867
                       Borrowing costs ...............................................            195,353
                       Accounting services ...........................................            115,544
                       Professional fees .............................................             64,098
                       Transfer agent fees ...........................................             56,741
                       Listing fees ..................................................             37,745
                       Printing and shareholder reports ..............................             31,653
                       Custodian fees ................................................             27,288
                       Directors' fees and expenses ..................................             21,618
                       Pricing services ..............................................             13,175
                       Other .........................................................             12,934
                                                                                          ---------------
                       Total expenses ................................................                             8,676,566
                                                                                                             ---------------
                       Investment income--net ........................................                            34,516,977
                                                                                                             ---------------
============================================================================================================================
Realized & Unrealized Loss--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net .............................                           (11,800,781)
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...........................................        (17,131,730)
                          Unfunded corporate loans--net ..............................                (69)       (17,131,799)
                                                                                          ----------------------------------
                       Total realized and unrealized loss--net .......................                           (28,932,580)
                                                                                                             ---------------
                       Net Increase in Net Assets Resulting from Operations ..........                       $     5,584,397
                                                                                                             ===============

      See Notes to Financial Statements.


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005               13

Statements of Changes in Net Assets

                                                                                             For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                             August 31,        February 28,
Increase (Decrease) in Net Assets:                                                              2005               2005
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................    $    34,516,977    $    70,429,602
                       Realized loss--net ............................................        (11,800,781)          (553,188)
                       Change in unrealized appreciation/depreciation--net ...........        (17,131,799)        35,909,565
                                                                                          ----------------------------------
                       Net increase in net assets resulting from operations ..........          5,584,397        105,785,979
                                                                                          ----------------------------------
============================================================================================================================
Dividends to Shareholders
----------------------------------------------------------------------------------------------------------------------------
                       Dividends to shareholders from investment income--net .........        (33,571,375)       (69,339,355)
                                                                                          ----------------------------------
============================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------------
                       Value of shares issued in reinvestment of dividends ...........                 --          2,548,243
                                                                                          ----------------------------------
                       Net increase in net assets resulting from capital share
                        transactions .................................................                 --          2,548,243
                                                                                          ----------------------------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets .......................        (27,986,978)        38,994,867
                       Beginning of period ...........................................        745,256,081        706,261,214
                                                                                          ----------------------------------
                       End of period* ................................................    $   717,269,103    $   745,256,081
                                                                                          ==================================
                          * Undistributed investment income--net .....................    $     5,999,314    $     5,053,712
                                                                                          ==================================

      See Notes to Financial Statements.


14      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005

Statement of Cash Flows

For the Six Months Ended August 31, 2005
=========================================================================================================
Cash Provided by Operating Activities
---------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations ............    $   5,584,397
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:...
                          Increase in receivables ......................................       (1,780,908)
                          Decrease in prepaid expenses and other assets ................          142,028
                          Increase in other liabilities ................................          483,283
                          Realized and unrealized loss--net ............................       28,932,580
                          Amortization of premium and discount .........................       (2,941,031)
                       Proceeds from sales and paydowns of long-term securities ........      224,874,955
                       Proceeds on other investment related transactions ...............        2,930,572
                       Purchases of long-term securities ...............................     (247,482,506)
                       Purchases of short-term investments--net ........................         (128,407)
                                                                                            -------------
                       Net cash provided by operating activities .......................       10,614,963
                                                                                            -------------
=========================================================================================================
Cash Used for Financing Activities
---------------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings ...................................      209,200,000
                       Cash payments on borrowings .....................................     (190,500,000)
                       Dividends paid to shareholders ..................................      (33,591,785)
                                                                                            -------------
                       Net cash used for financing activities ..........................      (14,891,785)
                                                                                            -------------
=========================================================================================================
Cash
---------------------------------------------------------------------------------------------------------
                       Net decrease in cash ............................................       (4,276,822)
                       Cash at beginning of period .....................................        4,295,933
                                                                                            -------------
                       Cash at end of period ...........................................    $      19,111
                                                                                            =============
=========================================================================================================
Cash Flow Information
---------------------------------------------------------------------------------------------------------
                       Cash paid for interest ..........................................    $   4,904,725
                                                                                            =============

      See Notes to Financial Statements.


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005               15

Financial Highlights

                                                              For the Six     For the       For the         For the Year Ended
                                                             Months Ended    Year Ended    Year Ended          February 28,
The following per share data and ratios have been derived     August 31,    February 28,  February 29,    ----------------------
from information provided in the financial statements.           2005           2005          2004          2003          2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period .....    $   7.06       $   6.71      $   5.35      $   6.03      $   7.53
                                                               -----------------------------------------------------------------
                 Investment income--net*** ................         .33            .67           .75           .79           .92
                 Realized and unrealized gain (loss)--net .        (.28)           .34          1.40          (.68)        (1.49)
                                                               -----------------------------------------------------------------
                 Total from investment operations .........         .05           1.01          2.15           .11          (.57)
                                                               -----------------------------------------------------------------
                 Less dividends from investment income--net        (.32)          (.66)         (.79)         (.79)         (.93)
                                                               -----------------------------------------------------------------
                 Recovery of previously expensed offering
                   costs (capital write-off) resulting from
                   the issuance of Common Stock ...........          --             --            --+           --            --+
                                                               -----------------------------------------------------------------
                 Net asset value, end of period ...........    $   6.79       $   7.06      $   6.71      $   5.35      $   6.03
                                                               =================================================================
                 Market price per share, end of period ....    $   6.70       $   6.71      $   6.69      $   5.99      $   6.57
                                                               =================================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .......         .93%@        15.95%        41.84%         2.04%        (7.89%)
                                                               =================================================================
                 Based on market price per share ..........        4.78%@        10.53%        26.31%         4.85%         5.69%
                                                               =================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                 Expenses, excluding interest expense .....        1.01%*         1.02%         1.00%         1.07%         1.04%
                                                               =================================================================
                 Expenses .................................        2.41%*         1.83%         1.53%         1.91%         2.59%
                                                               =================================================================
                 Investment income--net ...................        9.61%*         9.84%        12.22%        14.32%        13.69%
                                                               =================================================================
================================================================================================================================
Leverage
--------------------------------------------------------------------------------------------------------------------------------
                 Amount of borrowings, end of period (in
                   thousands) .............................    $317,100       $298,400      $269,075      $245,900      $273,600
                                                               =================================================================
                 Average amount of borrowings outstanding
                   during the period (in thousands) .......    $298,546       $304,549      $239,315      $238,863      $280,460
                                                               =================================================================
                 Average amount of borrowings outstanding
                   per share during the period*** .........    $   2.83       $   2.89      $   2.29      $   2.31      $   2.75
                                                               =================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands) .    $717,269       $745,256      $706,261      $557,068      $620,043
                                                               =================================================================
                 Portfolio turnover .......................       21.26%         60.11%        70.43%        64.54%        49.58%
                                                               =================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DSU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks and other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Floating rate loans are valued in accordance with guidelines established by the Board of Directors. Floating rate loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans will be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for floating rate loans, the Investment Adviser will value the floating rate loans at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005               17
the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no


18      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005
federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended August 31, 2005, the Fund reimbursed FAM $8,050 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended August 31, 2005 were $242,780,552 and $213,410,682, respectively.


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005               19

Notes to Financial Statements (concluded)

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the six months ended August 31, 2005 remained constant and during the year ended February 28, 2005 increased by 374,356 as a result of dividend reinvestment.

5. Unfunded Loan Interests:

As of August 31, 2005, the Fund had unfunded loan commitments of approximately $1,000,000, which would be extended at the option of the borrower, pursuant to the following loan agreement:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in Thousands)
--------------------------------------------------------------------------------
Quest Cherokee LLC ....................................................  $1,000
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citigroup North America, Inc. ("Citigroup") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $370,000,000. Under the Citigroup program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 3.35% and the average borrowing was approximately $298,546,000 for the six months ended August 31, 2005.

7. Capital Loss Carryforward:

On February 28, 2005, the Fund had a net capital loss carryforward of $326,319,995, of which $12,067,388 expires in 2006, $27,376,921 expires in 2007,
$51,234,056 expires in 2008, $21,442,332 expires in 2009, $90,564,493 expires in
2010, $85,285,305 expires in 2011, $17,223,475 expires in 2012 and $21,126,025 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.053000 per share on September 30, 2005 to shareholders of record on September 14, 2005.


20      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requested and received materials specifically relating to the Fund's Investment Advisory Agreement. These materials included
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in August 2005, the independent directors' and Board's review included the following:


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005               21

Disclosure of Investment Advisory Agreement (concluded)

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the third quintile compared to its peers for the one-year period ended May 31, 2005; in the first quintile compared to its peers for the three-year period ended May 31, 2005; and in the second quintile compared to its peers for the five-year period ended May 31, 2005. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Booth has more than twenty years experience in the financial industry. The Board noted that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients, such as offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. The Fund's contractual and actual management fee rates were lower than the median fees charged by comparable funds, as determined by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability -- The Board considered the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relating to the management of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered whether there have been economies of scale in respect of the management of MLIM/FAM-advised funds, whether the MLIM/FAM-advised funds (including the Fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


22      DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

DSU

Proxy Results

During the six-month period ended August 31, 2005, Debt Strategies Fund, Inc.`s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------
                                                                          Shares Voted      Shares Withheld
                                                                              For             From Voting
-----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Robert C. Doll, Jr.        94,401,550         3,085,279
                                                Ronald W. Forbes           94,495,122         2,991,707
                                                Cynthia A. Montgomery      94,356,298         3,130,531
                                                Jean Margo Reid            94,382,462         3,104,367
                                                Roscoe S. Suddarth         94,439,957         3,046,872
                                                Richard R. West            94,438,602         3,048,227
                                                Edward D. Zinbarg          94,338,933         3,147,896
-----------------------------------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        DEBT STRATEGIES FUND, INC.              AUGUST 31, 2005               23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Debt Strategies Fund, Inc.
Box 9011
Princeton, NJ 08543-9011
                                                                   #DEBT -- 8/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Debt Strategies Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Debt Strategies Fund, Inc.

Date: October 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Debt Strategies Fund, Inc.

Date: October 19, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Debt Strategies Fund, Inc.

Date: October 19, 2005